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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): January 24, 2006

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


           MISSOURI                   0-20600                43-1311101
        (State or other          (Commission File         (I.R.S. Employer
        jurisdiction of               Number)              Identification
         organization)                                         Number)


        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                     63044
        (Address of principal executive offices)              (Zip Code)


                               (314) 291-5110
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  See Item 5.02 which is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        The Registrant and David M. Harding, Chief Operating Officer of the Registrant, have mutually agreed that Mr. Harding would depart the Registrant effective January 19, 2006 to pursue other employment opportunities. In connection with his departure, Mr. Harding agreed to provide consulting services to the Registrant on an as-needed basis until May 15, 2006. As compensation for his services, Mr. Harding will receive compensation consistent with his current salary and benefits.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable.
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                  (c) Exhibits. Not applicable.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 24, 2006

                                            ZOLTEK COMPANIES, INC.



                                            By    /s/ Kevin Schott
                                               ---------------------------------
                                               Kevin Schott
                                               Chief Financial Officer






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